SCHEDULE A

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

   The description in this supplement to the prospectus supplement of the mortgage loans is based upon the estimates of the composition thereof as of the Cut-off Date, as adjusted to reflect the Scheduled Principal Balances of the mortgage loans as of the Cut-off Date.  All percentages in this Schedule A with respect to the Group II mortgage loans, the Group II-1 mortgage loans and the Group II-2 mortgage loans, refer to the initial mortgage loans included in Loan Group II, Loan Group II-1 and Loan Group II-2, respectively, as of the cut-off date, and do not include the subsequent mortgage loans. Prior to the issuance of the Certificates, mortgage loans may be removed as a result of (i) principal prepayments thereof in full prior to May 1, 2007, (ii) requirements of Moody's or S&P, (iii) delinquencies or otherwise.  In any such event, other mortgage loans may be included in the issuing entity.  The Depositor believes that the estimated information set forth in this supplement to the prospectus supplement with respect to the mortgage loans as presently constituted is representative of the characteristics thereof at the time the Certificates are issued, although certain characteristics of the mortgage loans may vary. In addition, subsequent mortgage loans may be acquired by the trust during the Pre-Funding Period, provided that such subsequent mortgage loans satisfy the requirements described in this supplement to the prospectus supplement.  The aggregate characteristics of the mortgage loans in the trust will change upon the acquisition of subsequent mortgage loans.

   Notwithstanding the foregoing, on or prior to the Closing Date, scheduled or unscheduled principal payments made with respect to the mortgage loans may decrease the Scheduled Principal Balance of the mortgage loans as of the Cut-off Date as set forth in this prospectus supplement by as much as five percent (5%).  Accordingly, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to a decrease by as much as five percent (5%) from amounts shown on the front cover of this prospectus supplement.

Principal Balances of the Mortgage Loans at Origination in Loan Group I

Original Principal Balance ($)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
0 - 100,000	32	$2,614,197	0.67%
100,001 - 200,000	229	35,774,165	9.18
200,001 - 300,000	233	57,911,079	14.86
300,001 - 350,000	71	22,899,989	5.87
350,001 - 400,000	78	29,033,484	7.45
400,001 - 450,000	64	27,528,593	7.06
450,001 - 500,000	60	28,754,529	7.38
500,001 - 550,000	37	19,472,627	5.00
550,001 - 600,000	38	21,932,959	5.63
600,001 - 650,000	31	19,500,130	5.00
650,001 - 700,000	21	13,955,769	3.58
700,001 - 800,000	33	24,713,310	6.34
800,001 - 900,000	12	10,217,897	2.62
900,001 - 1,000,000	16	15,643,049	4.01
1,000,001 - 1,100,000	3	3,173,091	0.81
1,100,001 - 1,200,000	3	3,465,000	0.89
1,200,001 - 1,300,000	6	7,508,036	1.93
1,300,001 - 1,400,000	5	6,815,000	1.75
1,400,001 - 1,500,000	4	5,975,000	1.53
1,500,001 or greater	16	32,950,353	8.45
Total	992	$389,838,258	100.00%

Minimum Original Principal Balance:		$31,400
Maximum Original Principal Balance:		$3,640,000
Average Original Principal Balance:		$393,757

Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Loan Group I

Scheduled Principal Balance ($)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
0 - 100,000	32	$2,614,197	0.67%
100,001 - 200,000	230	35,925,703	9.22
200,001 - 300,000	234	58,309,415	14.96
300,001 - 350,000	71	23,049,460	5.91
350,001 - 400,000	76	28,334,138	7.27
400,001 - 450,000	65	27,943,593	7.17
450,001 - 500,000	60	28,754,529	7.38
500,001 - 550,000	37	19,472,627	5.00
550,001 - 600,000	38	21,932,959	5.63
600,001 - 650,000	32	20,140,817	5.17
650,001 - 700,000	20	13,540,769	3.47
700,001 - 800,000	32	24,072,622	6.18
800,001 - 900,000	12	10,217,897	2.62
900,001 - 1,000,000	16	15,643,049	4.01
1,000,001 - 1,100,000	3	3,173,091	0.81
1,100,001 - 1,200,000	3	3,465,000	0.89
1,200,001 - 1,300,000	6	7,508,036	1.93
1,300,001 - 1,400,000	5	6,815,000	1.75
1,400,001 - 1,500,000	4	5,975,000	1.53
1,500,001 or greater	16	32,950,353	8.45
Total	992	$389,838,258	100.00%

Minimum Scheduled Principal Balance:		$31,400
Maximum Scheduled Principal Balance:		$3,640,000
Average Scheduled Principal Balance:		$392,982

Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Loan Group I

Mortgage Interest Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
4.750 - 4.999	3	$937,430	0.24%
5.250 - 5.499	1	699,900	0.18
5.500 - 5.749	10	4,379,949	1.12
5.750 - 5.999	35	18,200,951	4.67
6.000 - 6.249	83	38,621,421	9.91
6.250 - 6.499	219	92,180,322	23.65
6.500 - 6.749	256	103,436,876	26.53
6.750 - 6.999	222	85,828,659	22.02
7.000 - 7.249	88	22,751,749	5.84
7.250 - 7.499	48	13,845,392	3.55
7.500 - 7.749	23	7,852,079	2.01
7.750 - 7.999	2	714,515	0.18
8.000 - 8.249	1	240,000	0.06
8.250 - 8.499	1	149,015	0.04
Total	992	$389,838,258	100.00%

Minimum Mortgage Rate:		4.875%
Maximum Mortgage Rate:		8.250%
Weighted Average Mortgage Rate:		6.535%

Original Loan-to-Value Ratios* in Loan Group I

Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
0.00 - 30.00	10	$6,087,733	1.56%
30.01 - 40.00	22	9,269,893	2.38
40.01 - 50.00	28	11,321,184	2.90
50.01 - 55.00	27	11,856,122	3.04
55.01 - 60.00	49	24,811,209	6.36
60.01 - 65.00	56	33,571,709	8.61
65.01 - 70.00	73	39,851,426	10.22
70.01 - 75.00	103	46,676,229	11.97
75.01 - 80.00	520	179,319,916	46.00
80.01 - 85.00	11	2,589,361	0.66
85.01 - 90.00	60	15,491,357	3.97
90.01 - 95.00	29	7,972,135	2.04
95.01 - 100.00	4	1,019,986	0.26
Total	992	$389,838,258	100.00%

Weighted Average Original Loan-to-Value:		72.09%

*Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

Geographic Distribution* of the Mortgage Properties in Loan Group I

Geographic Distribution	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Alabama	4	$815,024	0.21%
Alaska	1	139,740	0.04
Arizona	44	12,620,366	3.24
Arkansas	1	302,000	0.08
California	397	192,818,969	49.46
Colorado	36	12,838,008	3.29
Connecticut	6	1,896,609	0.49
Delaware	1	205,544	0.05
District of Columbia	5	1,798,444	0.46
Florida	78	28,024,192	7.19
Georgia	21	4,444,959	1.14
Hawaii	10	6,403,753	1.64
Idaho	2	487,763	0.13
Illinois	22	6,713,126	1.72
Indiana	4	780,317	0.20
Iowa	1	84,646	0.02
Kansas	6	950,520	0.24
Kentucky	2	303,381	0.08
Louisiana	2	400,000	0.10
Maryland	21	6,616,455	1.70
Massachusetts	15	5,762,691	1.48
Michigan	4	819,400	0.21
Minnesota	16	3,336,299	0.86
Mississippi	1	95,949	0.02
Missouri	3	1,339,574	0.34
Montana	1	746,250	0.19
Nebraska	3	408,792	0.10
Nevada	38	10,395,306	2.67
New Hampshire	1	363,375	0.09
New Jersey	24	11,517,595	2.95
New Mexico	2	166,510	0.04
New York	50	29,705,100	7.62
North Carolina	23	5,679,438	1.46
Ohio	1	50,400	0.01
Oklahoma	2	284,941	0.07
Oregon	31	6,490,885	1.67
Pennsylvania	5	825,071	0.21
South Carolina	12	3,849,757	0.99
Tennessee	3	410,193	0.11
Texas	12	3,648,689	0.94
Utah	12	3,463,561	0.89
Vermont	2	747,480	0.19
Virginia	24	9,974,984	2.56
Washington	37	10,247,673	2.63
West Virginia	2	408,800	0.10
Wisconsin	4	455,729	0.12
Total	992	$389,838,258	100.00%

*No more than approximately 1.10% of the Mortgage Loans by Scheduled Principal
Balance will be secured by properties located in any one zip code area.

Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group I

Range of Credit Scores	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
620 - 639	1	$127,310	0.03%
640 - 659	2	324,112	0.08
660 - 679	22	7,693,121	1.97
680 - 699	170	70,065,232	17.97
700 - 719	200	67,062,921	17.20
720 - 739	167	69,407,781	17.80
740 - 759	151	63,704,911	16.34
760 - 779	138	53,954,013	13.84
780 - 799	99	38,454,252	9.86
800 - 819	42	19,044,606	4.89
Total	992	$389,838,258	100.00%

Non-Zero Weighted Average Credit Score:		736

Property Types of the Mortgage Properties in Loan Group I

Property Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
2-4 Family	89	$38,783,753	9.95%
CO-OP	1	549,900	0.14
Condominium	197	65,666,566	16.84
PUD	79	32,326,846	8.29
Single Family	621	251,229,596	64.44
Townhouse	5	1,281,597	0.33
Total	992	$389,838,258	100.00%

Occupancy Status of Mortgage Properties in Loan Group I

Occupancy Status	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Investor	456	$131,744,329	33.79%
Owner Occupied	476	227,266,274	58.30
Second Home	60	30,827,655	7.91
Total	992	$389,838,258	100.00%

Loan Purpose of the Mortgage Loans in Loan Group I

Loan Purpose	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Cash Out Refinance	304	$136,520,636	35.02%
Purchase	477	165,658,355	42.49
Rate/Term Refinance	211	87,659,268	22.49
Total	992	$389,838,258	100.00%

Documentation Type of the Mortgage Loans in Loan Group I

Documentation Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Full/Alternative	269	$87,291,029	22.39%
Limited	5	768,420	0.20
No Income/No Asset	51	15,094,913	3.87
No Ratio	92	30,238,227	7.76
Stated Income	372	178,842,151	45.88
Stated/Stated	203	77,603,519	19.91
Total	992	$389,838,258	100.00%

Original Terms to Stated Maturity of the Mortgage Loans in Loan Group I

Original Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
360	992	$389,838,258	100.00%
Total	992	$389,838,258	100.00%

Minimum Original Term to Stated Maturity (Mths):		360
Maximum Original Term to Stated Maturity (Mths):		360
Weighted Average Orig. Term to Stated Mat. (Mths):		360

Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group I

Stated Remaining Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
300 - 359	992	$389,838,258	100.00%
Total	992	$389,838,258	100.00%

Minimum Remaining Term to Stated Maturity (Mths):		347
Maximum Remaining Term to Stated Maturity (Mths):		359
Weighted Average Rem. Term to Stated Mat. (Mths):		358

Index of the Mortgage Loans in Loan Group I

Index	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
1 YR Treasury	606	$228,664,083	58.66%
1 YR Libor	277	101,093,223	25.93
6 Mo Libor	109	60,080,952	15.41
Total	992	$389,838,258	100.00%

Rate Adjustment Frequency of the Mortgage Loans in Loan Group I

Rate Adjustment Frequency	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
6 Months	109	$60,080,952	15.41%
12 Months	883	329,757,306	84.59
Total	992	$389,838,258	100.00%

Months to Next Rate Adjustment* of the Mortgage Loans in Loan Group I

Months to Next Rate Adjustment	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
46 - 48	1	$239,584	0.06%
52 - 54	17	5,500,888	1.41
55 - 57	208	82,085,651	21.06
58 - 60	444	181,513,854	46.56
109 - 111	3	2,215,183	0.57
112 - 114	6	2,778,251	0.71
115 - 117	97	44,363,115	11.38
118 - 120	216	71,141,733	18.25
Total	992	$389,838,258	100.00%

Weighted Average Months to Next Rate Adjustment :		76

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group I

Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
9.751 - 10.000	3	$937,430	0.24%
10.251 - 10.500	3	701,720	0.18
10.501 - 10.750	8	3,346,091	0.86
10.751 - 11.000	43	20,284,392	5.20
11.001 - 11.250	108	47,497,138	12.18
11.251 - 11.500	241	88,909,683	22.81
11.501 - 11.750	223	90,731,291	23.27
11.751 - 12.000	195	70,025,682	17.96
12.001 - 12.250	77	25,639,620	6.58
12.251 - 12.500	60	26,389,539	6.77
12.501 - 12.750	24	13,151,106	3.37
12.751 - 13.000	5	1,749,850	0.45
13.001 - 13.250	1	149,015	0.04
13.251 - 13.500	1	325,700	0.08
Total	992	$389,838,258	100.00%

Weighted Average Maximum Mortgage Rate:		11.687%

Periodic Rate Cap of the Mortgage Loans in Loan Group I

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
1.000	106	$59,419,606	15.24%
2.000	886	330,418,652	84.76
Total	992	$389,838,258	100.00%

Non-Zero Weighted Average Periodic Rate Cap:		1.848%

Initial Rate Cap of the Mortgage Loans in Loan Group I

Initial Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
5.000	987	$387,893,313	99.50%
6.000	5	1,944,945	0.50
Total	992	$389,838,258	100.00%

Non-Zero Weighted Average Initial Rate Cap:		5.005%

Gross Margin of the Mortgage Loans in Loan Group I

Gross Margins (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
2.001 - 2.500	294	$105,532,742	27.07%
2.501 - 3.000	696	283,562,816	72.74
3.001 - 3.500	2	742,700	0.19
Total	992	$389,838,258	100.00%

Weighted Average Gross Margin:		2.616%

Interest Only Feature of the Mortgage Loans in Loan Group I

Interest Only Feature	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
None	133	$43,618,148	11.19%
5 Years	308	112,726,705	28.92
10 Years	551	233,493,405	59.89
Total	992	$389,838,258	100.00%

Original Prepayment Penalty Term of the Mortgage Loans in Loan Group I

Original Prepayment Penalty Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
None	966	$376,477,815	96.57%
12 Months	13	8,766,303	2.25
36 Months	13	4,594,140	1.18
Total	992	$389,838,258	100.00%

Principal Balances of the Mortgage Loans at Origination in Loan Group I-1

Original Principal Balance ($)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
0 - 100,000	14	$1,115,157	0.41%
100,001 - 200,000	144	22,506,067	8.36
200,001 - 300,000	165	40,700,197	15.11
300,001 - 350,000	40	12,861,212	4.78
350,001 - 400,000	51	18,990,897	7.05
400,001 - 450,000	46	19,829,759	7.36
450,001 - 500,000	39	18,652,024	6.93
500,001 - 550,000	31	16,275,603	6.04
550,001 - 600,000	31	17,849,069	6.63
600,001 - 650,000	23	14,471,301	5.37
650,001 - 700,000	16	10,867,834	4.03
700,001 - 800,000	25	18,800,243	6.98
800,001 - 900,000	10	8,499,208	3.16
900,001 - 1,000,000	12	11,771,924	4.37
1,000,001 - 1,100,000	2	2,101,091	0.78
1,100,001 - 1,200,000	2	2,275,000	0.84
1,200,001 - 1,300,000	4	4,948,036	1.84
1,300,001 - 1,400,000	3	4,100,000	1.52
1,400,001 - 1,500,000	2	2,975,000	1.10
1,500,001 or greater	10	19,750,353	7.33
Total	670	$269,339,976	100.00%

Minimum Original Principal Balance:		$46,872
Maximum Original Principal Balance:		$2,470,000
Average Original Principal Balance:		$402,418

Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Loan Group I-1

Scheduled Principal Balance ($)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
0 - 100,000	14	$1,115,157	0.41%
100,001 - 200,000	145	22,657,605	8.41
200,001 - 300,000	165	40,822,330	15.16
300,001 - 350,000	40	12,936,888	4.80
350,001 - 400,000	50	18,641,551	6.92
400,001 - 450,000	46	19,829,759	7.36
450,001 - 500,000	39	18,652,024	6.93
500,001 - 550,000	31	16,275,603	6.04
550,001 - 600,000	31	17,849,069	6.63
600,001 - 650,000	23	14,471,301	5.37
650,001 - 700,000	16	10,867,834	4.03
700,001 - 800,000	25	18,800,243	6.98
800,001 - 900,000	10	8,499,208	3.16
900,001 - 1,000,000	12	11,771,924	4.37
1,000,001 - 1,100,000	2	2,101,091	0.78
1,100,001 - 1,200,000	2	2,275,000	0.84
1,200,001 - 1,300,000	4	4,948,036	1.84
1,300,001 - 1,400,000	3	4,100,000	1.52
1,400,001 - 1,500,000	2	2,975,000	1.10
1,500,001 or greater	10	19,750,353	7.33
Total	670	$269,339,976	100.00%

Minimum Scheduled Principal Balance:		$46,872
Maximum Scheduled Principal Balance:		$2,464,000
Average Scheduled Principal Balance:		$402,000

Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Loan Group I-1

Mortgage Interest Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
4.750 - 4.999	1	$298,632	0.11%
5.250 - 5.499	1	699,900	0.26
5.500 - 5.749	10	4,379,949	1.63
5.750 - 5.999	32	16,763,016	6.22
6.000 - 6.249	77	34,792,371	12.92
6.250 - 6.499	185	76,069,272	28.24
6.500 - 6.749	160	65,377,348	24.27
6.750 - 6.999	116	44,406,928	16.49
7.000 - 7.249	35	9,395,906	3.49
7.250 - 7.499	26	8,201,044	3.04
7.500 - 7.749	23	7,852,079	2.92
7.750 - 7.999	2	714,515	0.27
8.000 - 8.249	1	240,000	0.09
8.250 - 8.499	1	149,015	0.06
Total	670	$269,339,976	100.00%

Minimum Mortgage Rate:		4.875%
Maximum Mortgage Rate:		8.250%
Weighted Average Mortgage Rate:		6.473%

Original Loan-to-Value Ratios* in Loan Group I-1

Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
0.00 - 30.00	5	$3,556,282	1.32%
30.01 - 40.00	19	8,452,568	3.14
40.01 - 50.00	22	10,066,469	3.74
50.01 - 55.00	14	6,035,142	2.24
55.01 - 60.00	26	13,649,579	5.07
60.01 - 65.00	34	17,861,997	6.63
65.01 - 70.00	46	25,326,948	9.40
70.01 - 75.00	72	33,271,108	12.35
75.01 - 80.00	372	133,779,568	49.67
80.01 - 85.00	9	2,040,711	0.76
85.01 - 90.00	31	9,331,728	3.46
90.01 - 95.00	19	5,576,250	2.07
95.01 - 100.00	1	391,626	0.15
Total	670	$269,339,976	100.00%

Weighted Average Original Loan-to-Value:		72.38%

*Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

Geographic Distribution* of the Mortgage Properties in Loan Group I-1

Geographic Distribution	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Alabama	1	$116,800	0.04%
Alaska	1	139,740	0.05
Arizona	25	7,779,040	2.89
Arkansas	1	302,000	0.11
California	273	136,177,271	50.56
Colorado	18	6,187,872	2.30
Connecticut	5	1,690,817	0.63
Delaware	1	205,544	0.08
District of Columbia	5	1,798,444	0.67
Florida	49	17,444,894	6.48
Georgia	16	3,680,509	1.37
Hawaii	6	3,218,813	1.20
Idaho	2	487,763	0.18
Illinois	14	4,429,290	1.64
Indiana	2	369,700	0.14
Iowa	1	84,646	0.03
Kansas	3	498,427	0.19
Kentucky	1	205,945	0.08
Louisiana	2	400,000	0.15
Maryland	20	6,316,468	2.35
Massachusetts	10	4,195,918	1.56
Michigan	3	685,800	0.25
Minnesota	9	1,748,440	0.65
Missouri	3	1,339,574	0.50
Montana	1	746,250	0.28
Nebraska	1	170,154	0.06
Nevada	31	8,574,778	3.18
New Jersey	15	8,075,100	3.00
New Mexico	1	100,000	0.04
New York	31	18,533,664	6.88
North Carolina	14	4,334,851	1.61
Ohio	1	50,400	0.02
Oklahoma	1	155,160	0.06
Oregon	25	5,104,617	1.90
South Carolina	5	1,982,723	0.74
Tennessee	2	338,624	0.13
Texas	8	2,835,931	1.05
Utah	9	2,208,607	0.82
Vermont	1	199,480	0.07
Virginia	19	7,770,487	2.89
Washington	29	7,903,835	2.93
West Virginia	2	408,800	0.15
Wisconsin	3	342,800	0.13
Total	670	$269,339,976	100.00%

*No more than approximately 1.22% of the Mortgage Loans by Scheduled Principal
Balance will be secured by properties located in any one zip code area.

Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group I-1

Range of Credit Scores	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
620 - 639	1	$127,310	0.05%
640 - 659	2	324,112	0.12
660 - 679	18	4,890,371	1.82
680 - 699	117	48,762,241	18.10
700 - 719	124	39,558,481	14.69
720 - 739	104	45,258,343	16.80
740 - 759	100	44,984,808	16.70
760 - 779	96	40,339,541	14.98
780 - 799	74	32,249,110	11.97
800 - 819	34	12,845,660	4.77
Total	670	$269,339,976	100.00%

Non-Zero Weighted Average Credit Score:		738

Property Types of the Mortgage Properties in Loan Group I-1

Property Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
2-4 Family	56	$25,656,497	9.53%
CO-OP	1	549,900	0.20
Condominium	137	46,865,284	17.40
PUD	65	27,783,676	10.32
Single Family	407	167,663,786	62.25
Townhouse	4	820,834	0.30
Total	670	$269,339,976	100.00%

Occupancy Status of Mortgage Properties in Loan Group I-1

Occupancy Status	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Investor	273	$80,264,450	29.80%
Owner Occupied	357	171,725,766	63.76
Second Home	40	17,349,760	6.44
Total	670	$269,339,976	100.00%

Loan Purpose of the Mortgage Loans in Loan Group I-1

Loan Purpose	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Cash Out Refinance	206	$91,186,598	33.86%
Purchase	316	115,818,722	43.00
Rate/Term Refinance	148	62,334,655	23.14
Total	670	$269,339,976	100.00%

Documentation Type of the Mortgage Loans in Loan Group I-1

Documentation Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Full/Alternative	201	$69,370,792	25.76%
Limited	2	370,351	0.14
No Income/No Asset	30	9,766,527	3.63
No Ratio	44	14,419,586	5.35
Stated Income	256	121,727,906	45.19
Stated/Stated	137	53,684,813	19.93
Total	670	$269,339,976	100.00%

Original Terms to Stated Maturity of the Mortgage Loans in Loan Group I-1

Original Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
360	670	$269,339,976	100.00%
Total	670	$269,339,976	100.00%

Minimum Original Term to Stated Maturity (Mths):		360
Maximum Original Term to Stated Maturity (Mths):		360
Weighted Average Orig. Term to Stated Mat. (Mths):		360

Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group I-1

Stated Remaining Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
300 - 359	670	$269,339,976	100.00%
Total	670	$269,339,976	100.00%

Minimum Remaining Term to Stated Maturity (Mths):		347
Maximum Remaining Term to Stated Maturity (Mths):		359
Weighted Average Rem. Term to Stated Mat. (Mths):		358

Index of the Mortgage Loans in Loan Group I-1

Index	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
1 YR Treasury	356	$130,693,468	48.52%
1 YR Libor	205	78,565,556	29.17
6 Mo Libor	109	60,080,952	22.31
Total	670	$269,339,976	100.00%

Rate Adjustment Frequency of the Mortgage Loans in Loan Group I-1

Rate Adjustment Frequency	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
6 Months	109	$60,080,952	22.31%
12 Months	561	209,259,024	77.69
Total	670	$269,339,976	100.00%

Months to Next Rate Adjustment* of the Mortgage Loans in Loan Group I-1

Months to Next Rate Adjustment	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
46 - 48	1	$239,584	0.09%
52 - 54	17	5,500,888	2.04
55 - 57	208	82,085,651	30.48
58 - 60	444	181,513,854	67.39
Total	670	$269,339,976	100.00%

Weighted Average Months to Next Rate Adjustment :		58

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group I-1

Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
9.751 - 10.000	1	$298,632	0.11%
10.251 - 10.500	3	701,720	0.26
10.501 - 10.750	8	3,346,091	1.24
10.751 - 11.000	35	15,294,762	5.68
11.001 - 11.250	95	40,344,067	14.98
11.251 - 11.500	178	63,487,536	23.57
11.501 - 11.750	125	52,010,552	19.31
11.751 - 12.000	98	37,367,863	13.87
12.001 - 12.250	41	16,371,576	6.08
12.251 - 12.500	56	25,661,506	9.53
12.501 - 12.750	23	12,231,106	4.54
12.751 - 13.000	5	1,749,850	0.65
13.001 - 13.250	1	149,015	0.06
13.251 - 13.500	1	325,700	0.12
Total	670	$269,339,976	100.00%

Weighted Average Maximum Mortgage Rate:		11.689%

Periodic Rate Cap of the Mortgage Loans in Loan Group I-1

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
1.000	105	$59,056,006	21.93%
2.000	565	210,283,970	78.07
Total	670	$269,339,976	100.00%

Non Zero Weighted Average Periodic Rate Cap:		1.781%

Initial Rate Cap of the Mortgage Loans in Loan Group I-1

Initial Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
5.000	666	$268,315,030	99.62%
6.000	4	1,024,945	0.38
Total	670	$269,339,976	100.00%

Non Zero Weighted Average Initial Rate Cap:		5.004%

Gross Margin of the Mortgage Loans in Loan Group I-1

Gross Margins (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
2.001 - 2.500	219	$82,109,105	30.49%
2.501 - 3.000	449	186,488,171	69.24
3.001 - 3.500	2	742,700	0.28
Total	670	$269,339,976	100.00%

Weighted Average Gross Margin:		2.599%

Interest Only Feature of the Mortgage Loans in Loan Group I-1

Interest Only Feature	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
None	83	$31,221,912	11.59%
5 Years	308	112,726,705	41.85
10 Years	279	125,391,359	46.56
Total	670	$269,339,976	100.00%

Original Prepayment Penalty Term of the Mortgage Loans in Loan Group I-1

Original Prepayment Penalty Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
None	644	$255,979,533	95.04%
12 Months	13	8,766,303	3.25
36 Months	13	4,594,140	1.71
Total	670	$269,339,976	100.00%

Principal Balances of the Mortgage Loans at Origination in Loan Group I-2

Original Principal Balance ($)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
0 - 100,000	18	$1,499,040	1.24%
100,001 - 200,000	85	13,268,098	11.01
200,001 - 300,000	68	17,210,881	14.28
300,001 - 350,000	31	10,038,777	8.33
350,001 - 400,000	27	10,042,587	8.33
400,001 - 450,000	18	7,698,834	6.39
450,001 - 500,000	21	10,102,505	8.38
500,001 - 550,000	6	3,197,024	2.65
550,001 - 600,000	7	4,083,890	3.39
600,001 - 650,000	8	5,028,829	4.17
650,001 - 700,000	5	3,087,935	2.56
700,001 - 800,000	8	5,913,067	4.91
800,001 - 900,000	2	1,718,690	1.43
900,001 - 1,000,000	4	3,871,126	3.21
1,000,001 - 1,100,000	1	1,072,000	0.89
1,100,001 - 1,200,000	1	1,190,000	0.99
1,200,001 - 1,300,000	2	2,560,000	2.12
1,300,001 - 1,400,000	2	2,715,000	2.25
1,400,001 - 1,500,000	2	3,000,000	2.49
1,500,001 or greater	6	13,200,000	10.95
Total	322	$120,498,282	100.00%

Minimum Original Principal Balance:		$31,400
Maximum Original Principal Balance:		$3,640,000
Average Original Principal Balance:		$375,734

Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Loan Group I-2

Scheduled Principal Balance ($)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
0 - 100,000	18	$1,499,040	1.24%
100,001 - 200,000	85	13,268,098	11.01
200,001 - 300,000	69	17,487,085	14.51
300,001 - 350,000	31	10,112,572	8.39
350,001 - 400,000	26	9,692,587	8.04
400,001 - 450,000	19	8,113,834	6.73
450,001 - 500,000	21	10,102,505	8.38
500,001 - 550,000	6	3,197,024	2.65
550,001 - 600,000	7	4,083,890	3.39
600,001 - 650,000	9	5,669,516	4.71
650,001 - 700,000	4	2,672,935	2.22
700,001 - 800,000	7	5,272,379	4.38
800,001 - 900,000	2	1,718,690	1.43
900,001 - 1,000,000	4	3,871,126	3.21
1,000,001 - 1,100,000	1	1,072,000	0.89
1,100,001 - 1,200,000	1	1,190,000	0.99
1,200,001 - 1,300,000	2	2,560,000	2.12
1,300,001 - 1,400,000	2	2,715,000	2.25
1,400,001 - 1,500,000	2	3,000,000	2.49
1,500,001 or greater	6	13,200,000	10.95
Total	322	$120,498,282	100.00%

Minimum Scheduled Principal Balance:		$31,400
Maximum Scheduled Principal Balance:		$3,640,000
Average Scheduled Principal Balance:		$374,218

Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Loan Group I-2

Mortgage Interest Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
4.750 - 4.999	2	$638,798	0.53%
5.750 - 5.999	3	1,437,935	1.19
6.000 - 6.249	6	3,829,050	3.18
6.250 - 6.499	34	16,111,049	13.37
6.500 - 6.749	96	38,059,528	31.59
6.750 - 6.999	106	41,421,731	34.38
7.000 - 7.249	53	13,355,843	11.08
7.250 - 7.499	22	5,644,348	4.68
Total	322	$120,498,282	100.00%

Minimum Mortgage Rate:		4.875%
Maximum Mortgage Rate:		7.375%
Weighted Average Mortgage Rate:		6.673%

Original Loan-to-Value Ratios* in Loan Group I-2

Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
0.00 - 30.00	5	$2,531,450	2.10%
30.01 - 40.00	3	817,325	0.68
40.01 - 50.00	6	1,254,714	1.04
50.01 - 55.00	13	5,820,980	4.83
55.01 - 60.00	23	11,161,630	9.26
60.01 - 65.00	22	15,709,713	13.04
65.01 - 70.00	27	14,524,478	12.05
70.01 - 75.00	31	13,405,120	11.12
75.01 - 80.00	148	45,540,348	37.79
80.01 - 85.00	2	548,650	0.46
85.01 - 90.00	29	6,159,629	5.11
90.01 - 95.00	10	2,395,885	1.99
95.01 - 100.00	3	628,360	0.52
Total	322	$120,498,282	100.00%

Weighted Average Original Loan-to-Value:		71.44%

*Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

Geographic Distribution* of the Mortgage Properties in Loan Group I-2

Geographic Distribution	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Alabama	3	$698,224	0.58%
Arizona	19	4,841,326	4.02
California	124	56,641,698	47.01
Colorado	18	6,650,136	5.52
Connecticut	1	205,792	0.17
Florida	29	10,579,298	8.78
Georgia	5	764,450	0.63
Hawaii	4	3,184,940	2.64
Illinois	8	2,283,835	1.90
Indiana	2	410,618	0.34
Kansas	3	452,094	0.38
Kentucky	1	97,436	0.08
Maryland	1	299,988	0.25
Massachusetts	5	1,566,773	1.30
Michigan	1	133,600	0.11
Minnesota	7	1,587,859	1.32
Mississippi	1	95,949	0.08
Nebraska	2	238,637	0.20
Nevada	7	1,820,528	1.51
New Hampshire	1	363,375	0.30
New Jersey	9	3,442,495	2.86
New Mexico	1	66,510	0.06
New York	19	11,171,437	9.27
North Carolina	9	1,344,587	1.12
Oklahoma	1	129,781	0.11
Oregon	6	1,386,268	1.15
Pennsylvania	5	825,071	0.68
South Carolina	7	1,867,035	1.55
Tennessee	1	71,569	0.06
Texas	4	812,757	0.67
Utah	3	1,254,954	1.04
Vermont	1	548,000	0.45
Virginia	5	2,204,497	1.83
Washington	8	2,343,838	1.95
Wisconsin	1	112,929	0.09
Total	322	$120,498,282	100.00%

*No more than approximately 3.29% of the Mortgage Loans by Scheduled Principal
Balance will be secured by properties located in any one zip code area.

Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group I-2

Range of Credit Scores	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
660 - 679	4	$2,802,750	2.33%
680 - 699	53	21,302,991	17.68
700 - 719	76	27,504,440	22.83
720 - 739	63	24,149,438	20.04
740 - 759	51	18,720,104	15.54
760 - 779	42	13,614,472	11.30
780 - 799	25	6,205,141	5.15
800 - 819	8	6,198,946	5.14
Total	322	$120,498,282	100.00%

Non-Zero Weighted Average Credit Score:		731

Property Types of the Mortgage Properties in Loan Group I-2

Property Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
2-4 Family	33	$13,127,256	10.89%
Condominium	60	18,801,282	15.60
PUD	14	4,543,170	3.77
Single Family	214	83,565,810	69.35
Townhouse	1	460,763	0.38
Total	322	$120,498,282	100.00%

Occupancy Status of Mortgage Properties in Loan Group I-2

Occupancy Status	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Investor	183	$51,479,879	42.72%
Owner Occupied	119	55,540,508	46.09
Second Home	20	13,477,895	11.19
Total	322	$120,498,282	100.00%

Loan Purpose of the Mortgage Loans in Loan Group I-2

Loan Purpose	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Cash Out Refinance	98	$45,334,038	37.62%
Purchase	161	49,839,632	41.36
Rate/Term Refinance	63	25,324,612	21.02
Total	322	$120,498,282	100.00%

Documentation Type of the Mortgage Loans in Loan Group I-2

Documentation Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Full/Alternative	68	$17,920,237	14.87%
Limited	3	398,069	0.33
No Income/No Asset	21	5,328,386	4.42
No Ratio	48	15,818,641	13.13
Stated Income	116	57,114,245	47.40
Stated/Stated	66	23,918,706	19.85
Total	322	$120,498,282	100.00%

Original Terms to Stated Maturity of the Mortgage Loans in Loan Group I-2

Original Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
360	322	$120,498,282	100.00%
Total	322	$120,498,282	100.00%

Minimum Original Term to Stated Maturity (Mths):		360
Maximum Original Term to Stated Maturity (Mths):		360
Weighted Average Orig. Term to Stated Mat. (Mths):		360

Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group I-2

Stated Remaining Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
300 - 359	322	$120,498,282	100.00%
Total	322	$120,498,282	100.00%

Minimum Remaining Term to Stated Maturity (Mths):		349
Maximum Remaining Term to Stated Maturity (Mths):		359
Weighted Average Rem. Term to Stated Mat. (Mths):		357

Index of the Mortgage Loans in Loan Group I-2

Index	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
1 YR Treasury	250	$97,970,615	81.30%
1 YR Libor	72	22,527,667	18.70
Total	322	$120,498,282	100.00%

Rate Adjustment Frequency of the Mortgage Loans in Loan Group I-2

Rate Adjustment Frequency	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
12 Months	322	$120,498,282	100.00%
Total	322	$120,498,282	100.00%

Months to Next Rate Adjustment* of the Mortgage Loans in Loan Group I-2

Months to Next Rate Adjustment	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
109 - 111	3	$2,215,183	1.84%
112 - 114	6	2,778,251	2.31
115 - 117	97	44,363,115	36.82
118 - 120	216	71,141,733	59.04
Total	322	$120,498,282	100.00%

Weighted Average Months to Next Rate Adjustment :		117

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group I-2

Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
9.751 - 10.000	2	$638,798	0.53%
10.751 - 11.000	8	4,989,630	4.14
11.001 - 11.250	13	7,153,071	5.94
11.251 - 11.500	63	25,422,147	21.10
11.501 - 11.750	98	38,720,740	32.13
11.751 - 12.000	97	32,657,819	27.10
12.001 - 12.250	36	9,268,044	7.69
12.251 - 12.500	4	728,033	0.60
12.501 - 12.750	1	920,000	0.76
Total	322	$120,498,282	100.00%

Weighted Average Maximum Mortgage Rate:		11.681%

Periodic Rate Cap of the Mortgage Loans in Loan Group I-2

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
1.000	1	$363,600	0.30%
2.000	321	120,134,682	99.70
Total	322	$120,498,282	100.00%

Non Zero Weighted Average Periodic Rate Cap:		1.997%

Initial Rate Cap of the Mortgage Loans in Loan Group I-2

Initial Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
5.000	321	$119,578,282	99.24%
6.000	1	920,000	0.76
Total	322	$120,498,282	100.00%

Non Zero Weighted Average Initial Rate Cap:		5.008%

Gross Margin of the Mortgage Loans in Loan Group I-2

Gross Margins (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
2.001 - 2.500	75	$23,423,637	19.44%
2.501 - 3.000	247	97,074,645	80.56
Total	322	$120,498,282	100.00%

Weighted Average Gross Margin:		2.653%

Interest Only Feature of the Mortgage Loans in Loan Group I-2

Interest Only Feature	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
None	50	$12,396,237	10.29%
10 Years	272	108,102,046	89.71
Total	322	$120,498,282	100.00%

Original Prepayment Penalty Term of the Mortgage Loans in Loan Group I-2

Original Prepayment Penalty Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
None	322	$120,498,282	100.00%
Total	322	$120,498,282	100.00%

Principal Balances of the Mortgage Loans at Origination in Loan Group II

Original Principal Balance ($)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
200,001 - 300,000	1	$273,750	0.04%
300,001 - 350,000	1	329,800	0.04
400,001 - 450,000	150	65,169,511	8.72
450,001 - 500,000	287	137,068,399	18.35
500,001 - 550,000	167	87,393,601	11.70
550,001 - 600,000	106	60,861,986	8.15
600,001 - 650,000	126	79,548,369	10.65
650,001 - 700,000	59	39,820,177	5.33
700,001 - 800,000	89	66,744,380	8.94
800,001 - 900,000	52	44,519,997	5.96
900,001 - 1,000,000	77	74,054,140	9.91
1,000,001 - 1,100,000	12	12,787,390	1.71
1,100,001 - 1,200,000	4	4,678,874	0.63
1,200,001 - 1,300,000	10	12,576,692	1.68
1,300,001 - 1,400,000	13	17,726,539	2.37
1,400,001 - 1,500,000	5	7,370,000	0.99
1,500,001 or greater	17	36,057,750	4.83
Total	1,176	$746,981,356	100.00%

Minimum Original Principal Balance:		$273,750
Maximum Original Principal Balance:		$3,000,000
Average Original Principal Balance:		$636,381

Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Loan Group II

Scheduled Principal Balance ($)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
100,001 - 200,000	1	$135,000	0.02%
200,001 - 300,000	3	841,843	0.11
300,001 - 350,000	1	329,800	0.04
400,001 - 450,000	150	65,483,511	8.77
450,001 - 500,000	287	137,119,003	18.36
500,001 - 550,000	167	87,442,479	11.71
550,001 - 600,000	104	60,045,411	8.04
600,001 - 650,000	126	79,548,369	10.65
650,001 - 700,000	59	39,820,177	5.33
700,001 - 800,000	89	66,744,380	8.94
800,001 - 900,000	52	44,519,997	5.96
900,001 - 1,000,000	76	73,754,140	9.87
1,000,001 - 1,100,000	12	12,787,390	1.71
1,100,001 - 1,200,000	4	4,678,874	0.63
1,200,001 - 1,300,000	10	12,576,692	1.68
1,300,001 - 1,400,000	13	17,726,539	2.37
1,400,001 - 1,500,000	5	7,370,000	0.99
1,500,001 or greater	17	36,057,750	4.83
Total	1,176	$746,981,356	100.00%

Minimum Scheduled Principal Balance:		$135,000
Maximum Scheduled Principal Balance:		$3,000,000
Average Scheduled Principal Balance:		$635,188

Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Loan Group II

Mortgage Interest Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
4.750 - 4.999	1	$999,797	0.13%
5.000 - 5.249	9	5,874,754	0.79
5.250 - 5.499	7	4,866,520	0.65
5.500 - 5.749	57	34,899,018	4.67
5.750 - 5.999	166	110,313,899	14.77
6.000 - 6.249	269	180,220,233	24.13
6.250 - 6.499	411	247,274,404	33.10
6.500 - 6.749	165	106,057,275	14.20
6.750 - 6.999	68	42,177,471	5.65
7.000 - 7.249	5	2,527,600	0.34
7.250 - 7.499	5	3,665,100	0.49
7.500 - 7.749	4	2,844,200	0.38
7.750 - 7.999	1	616,000	0.08
8.000 - 8.249	1	630,000	0.08
8.250 - 8.499	7	4,015,084	0.54
Total	1,176	$746,981,356	100.00%

Minimum Mortgage Rate:		4.875%
Maximum Mortgage Rate:		8.250%
Weighted Average Mortgage Rate:		6.212%

Original Loan-to-Value Ratios* in Loan Group II

Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
0.00 - 30.00	4	$3,848,300	0.52%
30.01 - 40.00	11	8,194,200	1.10
40.01 - 50.00	22	15,827,817	2.12
50.01 - 55.00	27	18,948,552	2.54
55.01 - 60.00	48	34,701,302	4.65
60.01 - 65.00	59	38,585,483	5.17
65.01 - 70.00	130	85,963,957	11.51
70.01 - 75.00	141	93,537,393	12.52
75.01 - 80.00	721	440,366,871	58.95
80.01 - 85.00	7	3,711,691	0.50
85.01 - 90.00	4	2,275,154	0.30
90.01 - 95.00	2	1,020,636	0.14
Total	1,176	$746,981,356	100.00%

Weighted Average Original Loan-to-Value:		73.48%

*Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

Geographic Distribution* of the Mortgage Properties in Loan Group II

Geographic Distribution	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Alabama	3	$1,919,000	0.26%
Arizona	23	15,997,879	2.14
Arkansas	1	574,557	0.08
California	690	428,109,647	57.31
Colorado	18	12,330,207	1.65
Connecticut	19	15,456,750	2.07
District of Columbia	5	2,987,900	0.40
Florida	66	41,143,450	5.51
Georgia	8	5,647,317	0.76
Hawaii	8	9,788,000	1.31
Idaho	6	3,053,060	0.41
Illinois	17	13,511,751	1.81
Indiana	3	2,604,075	0.35
Kentucky	1	489,946	0.07
Maryland	17	10,436,923	1.40
Massachusetts	20	12,849,932	1.72
Michigan	6	3,615,481	0.48
Minnesota	8	5,128,739	0.69
Missouri	4	3,173,127	0.42
Montana	2	915,000	0.12
Nebraska	1	507,945	0.07
Nevada	32	18,785,123	2.51
New Hampshire	2	1,182,500	0.16
New Jersey	41	22,162,070	2.97
New Mexico	2	1,017,000	0.14
New York	27	20,842,508	2.79
North Carolina	9	5,632,183	0.75
Ohio	2	1,010,000	0.14
Oregon	10	6,658,980	0.89
Pennsylvania	2	1,272,000	0.17
South Carolina	9	8,271,543	1.11
Tennessee	3	1,888,400	0.25
Texas	14	8,061,681	1.08
Utah	11	6,711,696	0.90
Vermont	1	515,000	0.07
Virginia	35	19,417,777	2.60
Washington	48	31,680,207	4.24
Wisconsin	2	1,632,000	0.22
Total	1,176	$746,981,356	100.00%

*No more than approximately 0.79% of the Mortgage Loans by Scheduled Principal
Balance will be secured by properties located in any one zip code area.

Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group II

Range of Credit Scores	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
660 - 679	54	$30,473,388	4.08%
680 - 699	79	45,250,486	6.06
700 - 719	198	120,025,349	16.07
720 - 739	186	116,232,144	15.56
740 - 759	192	127,780,826	17.11
760 - 779	234	151,250,600	20.25
780 - 799	167	113,462,076	15.19
800 - 819	64	40,408,486	5.41
820 - 839	2	2,098,000	0.28
Total	1,176	$746,981,356	100.00%

Non-Zero Weighted Average Credit Score:		746

Property Types of the Mortgage Properties in Loan Group II

Property Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
2-4 Family	10	$6,777,900	0.91%
CO-OP	2	1,144,000	0.15
Condominium	124	76,806,445	10.28
PUD	313	200,393,830	26.83
Single Family	727	461,859,180	61.83
Total	1,176	$746,981,356	100.00%

Occupancy Status of Mortgage Properties in Loan Group II

Occupancy Status	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Owner Occupied	1,105	$694,118,583	92.92%
Second Home	71	52,862,772	7.08
Total	1,176	$746,981,356	100.00%

Loan Purpose of the Mortgage Loans in Loan Group II

Loan Purpose	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Cash Out Refinance	288	$167,020,106	22.36%
Purchase	526	356,286,133	47.70
Rate/Term Refinance	362	223,675,117	29.94
Total	1,176	$746,981,356	100.00%

Documentation Type of the Mortgage Loans in Loan Group II

Documentation Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Full/Alternative	475	$324,901,825	43.50%
Preferred	683	411,983,320	55.15
Stated Income	11	5,603,060	0.75
Streamline	7	4,493,150	0.60
Total	1,176	$746,981,356	100.00%

Original Terms to Stated Maturity of the Mortgage Loans in Loan Group II

Original Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
360	1,172	$744,602,268	99.68%
480	4	2,379,088	0.32
Total	1,176	$746,981,356	100.00%

Minimum Original Term to Stated Maturity (Mths):		360
Maximum Original Term to Stated Maturity (Mths):		480
Weighted Average Orig. Term to Stated Mat. (Mths):		360

Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group II

Stated Remaining Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
300 - 359	258	$179,440,010	24.02%
360 - 360	914	565,162,257	75.66
361 or greater	4	2,379,088	0.32
Total	1,176	$746,981,356	100.00%

Minimum Remaining Term to Stated Maturity (Mths):		351
Maximum Remaining Term to Stated Maturity (Mths):		480
Weighted Average Rem. Term to Stated Mat. (Mths):		360

Index of the Mortgage Loans in Loan Group II

Index	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
1 YR Treasury	2	$1,330,127	0.18%
1 YR Libor	1,156	732,579,219	98.07
6 Mo Libor	18	13,072,010	1.75
Total	1,176	$746,981,356	100.00%

Rate Adjustment Frequency of the Mortgage Loans in Loan Group II

Rate Adjustment Frequency	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
6 Months	18	$13,072,010	1.75%
12 Months	1,158	733,909,346	98.25
Total	1,176	$746,981,356	100.00%

Months to Next Rate Adjustment* of the Mortgage Loans in Loan Group II

Months to Next Rate Adjustment	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
73 - 75	1	$971,337	0.13%
79 - 81	10	7,196,565	0.96
82 - 84	219	144,780,632	19.38
85 - 87	68	46,313,741	6.20
115 - 117	5	5,809,899	0.78
118 - 120	798	494,213,378	66.16
121 +	75	47,695,803	6.39
Total	1,176	$746,981,356	100.00%

Weighted Average Months to Next Rate Adjustment :		110

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group II

Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
9.751 - 10.000	8	$5,492,141	0.74%
10.001 - 10.250	7	5,123,330	0.69
10.251 - 10.500	36	21,700,552	2.91
10.501 - 10.750	71	45,067,738	6.03
10.751 - 11.000	235	163,195,379	21.85
11.001 - 11.250	374	228,892,252	30.64
11.251 - 11.500	299	187,909,658	25.16
11.501 - 11.750	98	57,116,390	7.65
11.751 - 12.000	28	19,384,180	2.60
12.001 - 12.250	3	1,430,600	0.19
12.251 - 12.500	6	5,108,300	0.68
12.501 - 12.750	2	1,299,750	0.17
12.751 - 13.000	1	616,000	0.08
13.001 - 13.250	8	4,645,084	0.62
Total	1,176	$746,981,356	100.00%

Weighted Average Maximum Mortgage Rate:		11.214%

Periodic Rate Cap of the Mortgage Loans in Loan Group II

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
1.000	17	$12,222,760	1.64%
2.000	1,159	734,758,595	98.36
Total	1,176	$746,981,356	100.00%

Non Zero Weighted Average Periodic Rate Cap:		1.984%

Initial Rate Cap of the Mortgage Loans in Loan Group II

Initial Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
5.000	1,174	$745,509,606	99.80%
6.000	2	1,471,749	0.20
Total	1,176	$746,981,356	100.00%

Non Zero Weighted Average Initial Rate Cap:		5.002%

Gross Margin of the Mortgage Loans in Loan Group II

Gross Margins (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
2.001 - 2.500	1,157	$733,553,968	98.20%
2.501 - 3.000	19	13,427,388	1.80
Total	1,176	$746,981,356	100.00%

Weighted Average Gross Margin:		2.259%

Interest Only Feature of the Mortgage Loans in Loan Group II

Interest Only Feature	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
None	83	$51,564,378	6.90%
7 Years	60	41,187,302	5.51
10 Years	1,033	654,229,675	87.58
Total	1,176	$746,981,356	100.00%

Original Prepayment Penalty Term of the Mortgage Loans in Loan Group II

Original Prepayment Penalty Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
None	697	$450,684,552	60.33%
6 Months	2	1,102,500	0.15
12 Months	242	152,007,322	20.35
36 Months	141	87,173,748	11.67
60 Months	94	56,013,233	7.50
Total	1,176	$746,981,356	100.00%

Principal Balances of the Mortgage Loans at Origination in Loan Group II-1

Original Principal Balance ($)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
200,001 - 300,000	1	$273,750	0.14%
300,001 - 350,000	1	329,800	0.17
400,001 - 450,000	27	11,491,512	5.77
450,001 - 500,000	71	33,917,501	17.02
500,001 - 550,000	41	21,383,720	10.73
550,001 - 600,000	28	16,173,482	8.12
600,001 - 650,000	28	17,749,826	8.91
650,001 - 700,000	12	8,029,286	4.03
700,001 - 800,000	28	20,862,841	10.47
800,001 - 900,000	14	12,015,697	6.03
900,001 - 1,000,000	26	25,340,715	12.72
1,000,001 - 1,100,000	3	3,214,750	1.61
1,100,001 - 1,200,000	1	1,146,500	0.58
1,200,001 - 1,300,000	3	3,804,955	1.91
1,300,001 - 1,400,000	8	10,865,439	5.45
1,400,001 - 1,500,000	1	1,500,000	0.75
1,500,001 or greater	5	11,162,500	5.60
Total	298	$199,262,275	100.00%

Minimum Original Principal Balance:		$273,750
Maximum Original Principal Balance:		$3,000,000
Average Original Principal Balance:		$669,831

Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Loan Group II-1

Scheduled Principal Balance ($)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
100,001 - 200,000	1	$135,000	0.07%
200,001 - 300,000	1	273,750	0.14
300,001 - 350,000	1	329,800	0.17
400,001 - 450,000	26	11,356,512	5.70
450,001 - 500,000	72	34,417,104	17.27
500,001 - 550,000	41	21,432,598	10.76
550,001 - 600,000	27	15,625,001	7.84
600,001 - 650,000	28	17,749,826	8.91
650,001 - 700,000	12	8,029,286	4.03
700,001 - 800,000	28	20,862,841	10.47
800,001 - 900,000	14	12,015,697	6.03
900,001 - 1,000,000	26	25,340,715	12.72
1,000,001 - 1,100,000	3	3,214,750	1.61
1,100,001 - 1,200,000	1	1,146,500	0.58
1,200,001 - 1,300,000	3	3,804,955	1.91
1,300,001 - 1,400,000	8	10,865,439	5.45
1,400,001 - 1,500,000	1	1,500,000	0.75
1,500,001 or greater	5	11,162,500	5.60
Total	298	$199,262,275	100.00%

Minimum Scheduled Principal Balance:		$135,000
Maximum Scheduled Principal Balance:		$3,000,000
Average Scheduled Principal Balance:		$668,665

Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Loan Group II-1

Mortgage Interest Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
4.750 - 4.999	1	$999,797	0.50%
5.000 - 5.249	7	4,352,814	2.18
5.250 - 5.499	7	4,866,520	2.44
5.500 - 5.749	26	15,234,239	7.65
5.750 - 5.999	64	44,960,146	22.56
6.000 - 6.249	74	52,926,519	26.56
6.250 - 6.499	76	48,153,509	24.17
6.500 - 6.749	28	19,596,210	9.83
6.750 - 6.999	10	5,204,236	2.61
7.000 - 7.249	1	462,000	0.23
7.250 - 7.499	2	1,465,000	0.74
8.250 - 8.499	2	1,041,284	0.52
Total	298	$199,262,275	100.00%

Minimum Mortgage Rate:		4.875%
Maximum Mortgage Rate:		8.250%
Weighted Average Mortgage Rate:		6.073%

Original Loan-to-Value Ratios* in Loan Group II-1

Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
30.01 - 40.00	2	$2,389,000	1.20%
40.01 - 50.00	3	2,689,888	1.35
50.01 - 55.00	6	4,368,113	2.19
55.01 - 60.00	8	8,270,300	4.15
60.01 - 65.00	15	9,012,085	4.52
65.01 - 70.00	34	24,327,495	12.21
70.01 - 75.00	31	23,470,309	11.78
75.01 - 80.00	196	123,082,836	61.77
80.01 - 85.00	1	603,500	0.30
85.01 - 90.00	1	573,750	0.29
90.01 - 95.00	1	475,000	0.24
Total	298	$199,262,275	100.00%

Weighted Average Original Loan-to-Value:		74.31%

*Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

Geographic Distribution* of the Mortgage Properties in Loan Group II-1

Geographic Distribution	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Arizona	9	$7,297,679	3.66%
Arkansas	1	574,557	0.29
California	142	96,154,131	48.26
Colorado	5	3,644,582	1.83
Connecticut	8	7,376,250	3.70
District of Columbia	3	1,863,900	0.94
Florida	12	6,926,154	3.48
Georgia	3	1,979,500	0.99
Illinois	8	6,586,205	3.31
Maryland	4	2,124,087	1.07
Massachusetts	8	5,130,500	2.57
Michigan	2	974,481	0.49
Minnesota	3	2,229,468	1.12
Missouri	2	1,503,127	0.75
Nevada	14	8,467,409	4.25
New Hampshire	1	575,000	0.29
New Jersey	8	3,856,167	1.94
New Mexico	1	512,000	0.26
New York	6	4,183,904	2.10
North Carolina	4	2,795,863	1.40
Ohio	1	490,000	0.25
Oregon	3	2,034,950	1.02
Pennsylvania	2	1,272,000	0.64
South Carolina	2	967,544	0.49
Texas	4	2,262,500	1.14
Virginia	15	8,585,769	4.31
Washington	26	17,902,549	8.98
Wisconsin	1	992,000	0.50
Total	298	$199,262,275	100.00%

*No more than approximately 1.57% of the Mortgage Loans by Scheduled Principal Balance will be secured by properties located in any one zip code area.

Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group II-1

Range of Credit Scores	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
660 - 679	13	$7,553,170	3.79%
680 - 699	9	5,338,600	2.68
700 - 719	49	30,681,648	15.40
720 - 739	51	33,811,807	16.97
740 - 759	48	35,038,312	17.58
760 - 779	68	46,104,168	23.14
780 - 799	45	31,271,931	15.69
800 - 819	15	9,462,640	4.75
Total	298	$199,262,275	100.00%

Non-Zero Weighted Average Credit Score:		749

Property Types of the Mortgage Properties in Loan Group II-1

Property Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
2-4 Family	3	$1,996,500	1.00%
CO-OP	2	1,144,000	0.57
Condominium	30	17,174,403	8.62
PUD	101	70,244,632	35.25
Single Family	162	108,702,740	54.55
Total	298	$199,262,275	100.00%

Occupancy Status of Mortgage Properties in Loan Group II-1

Occupancy Status	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Owner Occupied	281	$188,093,369	94.39%
Second Home	17	11,168,906	5.61
Total	298	$199,262,275	100.00%

Loan Purpose of the Mortgage Loans in Loan Group II-1

Loan Purpose	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Cash Out Refinance	60	$35,114,784	17.62%
Purchase	153	108,772,138	54.59
Rate/Term Refinance	85	55,375,353	27.79
Total	298	$199,262,275	100.00%

Documentation Type of the Mortgage Loans in Loan Group II-1

Documentation Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Full/Alternative	117	$85,942,370	43.13%
Preferred	169	106,324,845	53.36
Stated Income	11	5,603,060	2.81
Streamline	1	1,392,000	0.70
Total	298	$199,262,275	100.00%

Original Terms to Stated Maturity of the Mortgage Loans in Loan Group II-1

Original Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
360	297	$198,662,275	99.70%
480	1	600,000	0.30
Total	298	$199,262,275	100.00%

Minimum Original Term to Stated Maturity (Mths):		360
Maximum Original Term to Stated Maturity (Mths):		480
Weighted Average Orig. Term to Stated Mat. (Mths):		360

Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group II-1

Stated Remaining Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
300 - 359	81	$55,985,869	28.10%
360 - 360	216	142,676,406	71.60
361 or greater	1	600,000	0.30
Total	298	$199,262,275	100.00%

Minimum Remaining Term to Stated Maturity (Mths):		351
Maximum Remaining Term to Stated Maturity (Mths):		479
Weighted Average Rem. Term to Stated Mat. (Mths):		360

Index of the Mortgage Loans in Loan Group II-1

Index	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
1 YR Treasury	1	$855,127	0.43%
1 YR Libor	281	186,806,888	93.75
6 Mo Libor	16	11,600,260	5.82
Total	298	$199,262,275	100.00%

Rate Adjustment Frequency of the Mortgage Loans in Loan Group II-1

Rate Adjustment Frequency	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
6 Months	16	$11,600,260	5.82%
12 Months	282	187,662,015	94.18
Total	298	$199,262,275	100.00%

Months to Next Rate Adjustment* of the Mortgage Loans in Loan Group II-1

Months to Next Rate Adjustment	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
73 - 75	1	$971,337	0.49%
79 - 81	10	7,196,565	3.61
82 - 84	219	144,780,632	72.66
85 - 87	68	46,313,741	23.24
Total	298	$199,262,275	100.00%

Weighted Average Months to Next Rate Adjustment :		84

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group II-1

Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
9.751 - 10.000	6	$3,970,201	1.99%
10.001 - 10.250	7	5,123,330	2.57
10.251 - 10.500	16	9,577,935	4.81
10.501 - 10.750	32	19,936,646	10.01
10.751 - 11.000	80	58,944,073	29.58
11.001 - 11.250	77	49,481,760	24.83
11.251 - 11.500	58	39,663,630	19.91
11.501 - 11.750	16	9,047,935	4.54
11.751 - 12.000	2	1,010,481	0.51
12.001 - 12.250	1	465,000	0.23
12.251 - 12.500	1	1,000,000	0.50
13.001 - 13.250	2	1,041,284	0.52
Total	298	$199,262,275	100.00%

Weighted Average Maximum Mortgage Rate:		11.073%

Periodic Rate Cap of the Mortgage Loans in Loan Group II-1

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
1.000	16	$11,600,260	5.82%
2.000	282	187,662,015	94.18
Total	298	$199,262,275	100.00%

Non Zero Weighted Average Periodic Rate Cap:		1.942%

Initial Rate Cap of the Mortgage Loans in Loan Group II-1
Initial Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
5.000	298	$199,262,275	100.00%
Total	298	$199,262,275	100.00%

Non Zero Weighted Average Initial Rate Cap:		5.000%

Gross Margin of the Mortgage Loans in Loan Group II-1

Gross Margins (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
2.001 - 2.500	281	$186,806,888	93.75%
2.501 - 3.000	17	12,455,388	6.25
Total	298	$199,262,275	100.00%

Weighted Average Gross Margin:		2.281%

Interest Only Feature of the Mortgage Loans in Loan Group II-1

Interest Only Feature	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
None	23	$14,550,120	7.30%
7 Years	60	41,187,302	20.67
10 Years	215	143,524,853	72.03
Total	298	$199,262,275	100.00%

Original Prepayment Penalty Term of the Mortgage Loans in Loan Group II-1

Original Prepayment Penalty Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
None	215	$141,876,426	71.20%
12 Months	63	42,596,599	21.38
36 Months	10	7,826,750	3.93
60 Months	10	6,962,500	3.49
Total	298	$199,262,275	100.00%

Principal Balances of the Mortgage Loans at Origination in Loan Group II-2

Original Principal Balance ($)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
400,001 - 450,000	123	$53,677,999	9.80%
450,001 - 500,000	216	103,150,898	18.83
500,001 - 550,000	126	66,009,881	12.05
550,001 - 600,000	78	44,688,504	8.16
600,001 - 650,000	98	61,798,543	11.28
650,001 - 700,000	47	31,790,891	5.80
700,001 - 800,000	61	45,881,539	8.38
800,001 - 900,000	38	32,504,300	5.93
900,001 - 1,000,000	51	48,713,425	8.89
1,000,001 - 1,100,000	9	9,572,640	1.75
1,100,001 - 1,200,000	3	3,532,374	0.64
1,200,001 - 1,300,000	7	8,771,737	1.60
1,300,001 - 1,400,000	5	6,861,100	1.25
1,400,001 - 1,500,000	4	5,870,000	1.07
1,500,001 or greater	12	24,895,250	4.55
Total	878	$547,719,080	100.00%

Minimum Original Principal Balance:		$420,000
Maximum Original Principal Balance:		$3,000,000
Average Original Principal Balance:		$625,027

Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Loan Group II-2

Scheduled Principal Balance ($)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
200,001 - 300,000	2	$568,093	0.10%
400,001 - 450,000	124	54,126,999	9.88
450,001 - 500,000	215	102,701,898	18.75
500,001 - 550,000	126	66,009,881	12.05
550,001 - 600,000	77	44,420,410	8.11
600,001 - 650,000	98	61,798,543	11.28
650,001 - 700,000	47	31,790,891	5.80
700,001 - 800,000	61	45,881,539	8.38
800,001 - 900,000	38	32,504,300	5.93
900,001 - 1,000,000	50	48,413,425	8.84
1,000,001 - 1,100,000	9	9,572,640	1.75
1,100,001 - 1,200,000	3	3,532,374	0.64
1,200,001 - 1,300,000	7	8,771,737	1.60
1,300,001 - 1,400,000	5	6,861,100	1.25
1,400,001 - 1,500,000	4	5,870,000	1.07
1,500,001 or greater	12	24,895,250	4.55
Total	878	$547,719,080	100.00%

Minimum Scheduled Principal Balance:		$268,093
Maximum Scheduled Principal Balance:		$3,000,000
Average Scheduled Principal Balance:		$623,826

Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Loan Group II-2

Mortgage Interest Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
5.000 - 5.249	2	$1,521,940	0.28%
5.500 - 5.749	31	19,664,779	3.59
5.750 - 5.999	102	65,353,753	11.93
6.000 - 6.249	195	127,293,714	23.24
6.250 - 6.499	335	199,120,895	36.35
6.500 - 6.749	137	86,461,065	15.79
6.750 - 6.999	58	36,973,235	6.75
7.000 - 7.249	4	2,065,600	0.38
7.250 - 7.499	3	2,200,100	0.40
7.500 - 7.749	4	2,844,200	0.52
7.750 - 7.999	1	616,000	0.11
8.000 - 8.249	1	630,000	0.12
8.250 - 8.499	5	2,973,800	0.54
Total	878	$547,719,080	100.00%

Minimum Mortgage Rate:		5.000%
Maximum Mortgage Rate:		8.250%
Weighted Average Mortgage Rate:		6.263%

Original Loan-to-Value Ratios* in Loan Group II-2

Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
0.00 - 30.00	4	$3,848,300	0.70%
30.01 40.00	9	5,805,200	1.06
40.01 - 50.00	19	13,137,929	2.40
50.01 - 55.00	21	14,580,439	2.66
55.01 - 60.00	40	26,431,002	4.83
60.01 - 65.00	44	29,573,399	5.40
65.01 - 70.00	96	61,636,462	11.25
70.01 - 75.00	110	70,067,084	12.79
75.01 - 80.00	525	317,284,035	57.93
80.01 - 85.00	6	3,108,191	0.57
85.01 - 90.00	3	1,701,404	0.31
90.01 - 95.00	1	545,636	0.10
Total	878	$547,719,080	100.00%

Weighted Average Original Loan-to-Value:		73.18%

*Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

Geographic Distribution* of the Mortgage Properties in Loan Group II-2

Geographic Distribution	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Alabama	3	$1,919,000	0.35%
Arizona	14	8,700,200	1.59
California	548	331,955,517	60.61
Colorado	13	8,685,625	1.59
Connecticut	11	8,080,500	1.48
District of Columbia	2	1,124,000	0.21
Florida	54	34,217,297	6.25
Georgia	5	3,667,817	0.67
Hawaii	8	9,788,000	1.79
Idaho	6	3,053,060	0.56
Illinois	9	6,925,545	1.26
Indiana	3	2,604,075	0.48
Kentucky	1	489,946	0.09
Maryland	13	8,312,836	1.52
Massachusetts	12	7,719,432	1.41
Michigan	4	2,641,000	0.48
Minnesota	5	2,899,271	0.53
Missouri	2	1,670,000	0.30
Montana	2	915,000	0.17
Nebraska	1	507,945	0.09
Nevada	18	10,317,715	1.88
New Hampshire	1	607,500	0.11
New Jersey	33	18,305,903	3.34
New Mexico	1	505,000	0.09
New York	21	16,658,604	3.04
North Carolina	5	2,836,320	0.52
Ohio	1	520,000	0.09
Oregon	7	4,624,030	0.84
South Carolina	7	7,303,999	1.33
Tennessee	3	1,888,400	0.34
Texas	10	5,799,181	1.06
Utah	11	6,711,696	1.23
Vermont	1	515,000	0.09
Virginia	20	10,832,008	1.98
Washington	22	13,777,659	2.52
Wisconsin	1	640,000	0.12
Total	878	$547,719,080	100.00%

*No more than approximately 0.81% of the Mortgage Loans by Scheduled Principal
Balance will be secured by properties located in any one zip code area.

Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group II-2

Range of Credit Scores	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
660 - 679	41	$22,920,218	4.18%
680 - 699	70	39,911,886	7.29
700 - 719	149	89,343,701	16.31
720 - 739	135	82,420,338	15.05
740 - 759	144	92,742,514	16.93
760 - 779	166	105,146,432	19.20
780 - 799	122	82,190,145	15.01
800 - 819	49	30,945,846	5.65
820 - 839	2	2,098,000	0.38
Total	878	$547,719,080	100.00%

Non-Zero Weighted Average Credit Score:		746

Property Types of the Mortgage Properties in Loan Group II-2

Property Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
2-4 Family	7	$4,781,400	0.87%
Condominium	94	59,632,042	10.89
PUD	212	130,149,198	23.76
Single Family	565	353,156,441	64.48
Total	878	$547,719,080	100.00%

Occupancy Status of Mortgage Properties in Loan Group II-2

Occupancy Status	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Owner Occupied	824	$506,025,214	92.39%
Second Home	54	41,693,866	7.61
Total	878	$547,719,080	100.00%

Loan Purpose of the Mortgage Loans in Loan Group II-2

Loan Purpose	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Cash Out Refinance	228	$131,905,322	24.08%
Purchase	373	247,513,995	45.19
Rate/Term Refinance	277	168,299,764	30.73
Total	878	$547,719,080	100.00%

Documentation Type of the Mortgage Loans in Loan Group II-2

Documentation Type	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
Full/Alternative	358	$238,959,455	43.63%
Preferred	514	305,658,476	55.81
Streamline	6	3,101,150	0.57
Total	878	$547,719,080	100.00%

Original Terms to Stated Maturity of the Mortgage Loans in Loan Group II-2

Original Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
360	875	$545,939,992	99.68%
480	3	1,779,088	0.32
Total	878	$547,719,080	100.00%

Minimum Original Term to Stated Maturity (Mths):		360
Maximum Original Term to Stated Maturity (Mths):		480
Weighted Average Orig. Term to Stated Mat. (Mths):		360

Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group II-2

Stated Remaining Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
300 - 359	177	$123,454,141	22.54%
360 - 360	698	422,485,851	77.14
361 or greater	3	1,779,088	0.32
Total	878	$547,719,080	100.00%

Minimum Remaining Term to Stated Maturity (Mths):		356
Maximum Remaining Term to Stated Maturity (Mths):		480
Weighted Average Rem. Term to Stated Mat. (Mths):		360

Index of the Mortgage Loans in Loan Group II-2

Index	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
1 YR CMT	1	$475,000	0.09%
1 YR Libor	875	545,772,331	99.64
6 Mo Libor	2	1,471,749	0.27
Total	878	$547,719,080	100.00%

Rate Adjustment Frequency of the Mortgage Loans in Loan Group II-2

Rate Adjustment Frequency	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
6 Months	2	$1,471,749	0.27%
12 Months	876	546,247,331	99.73
Total	878	$547,719,080	100.00%

Months to Next Rate Adjustment* of the Mortgage Loans in Loan Group II-2

Months to Next Rate Adjustment	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
115 - 117	5	$5,809,899	1.06%
118 - 120	798	494,213,378	90.23
121 or greater	75	47,695,803	8.71
Total	878	$547,719,080	100.00%

Weighted Average Months to Next Rate Adjustment :		120

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group II-2

Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
9.751 - 10.000	2	$1,521,940	0.28%
10.251 - 10.500	20	12,122,617	2.21
10.501 - 10.750	39	25,131,093	4.59
10.751 - 11.000	155	104,251,306	19.03
11.001 - 11.250	297	179,410,492	32.76
11.251 - 11.500	241	148,246,029	27.07
11.501 - 11.750	82	48,068,455	8.78
11.751 - 12.000	26	18,373,699	3.35
12.001 - 12.250	2	965,600	0.18
12.251 - 12.500	5	4,108,300	0.75
12.501 - 12.750	2	1,299,750	0.24
12.751 - 13.000	1	616,000	0.11
13.001 - 13.250	6	3,603,800	0.66
Total	878	$547,719,080	100.00%

Weighted Average Maximum Mortgage Rate:		11.266%

Periodic Rate Cap of the Mortgage Loans in Loan Group II-2

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
1.000	1	$622,500	0.11%
2.000	877	547,096,580	99.89
Total	878	$547,719,080	100.00%

Non Zero Weighted Average Periodic Rate Cap:		1.999%

Initial Rate Cap of the Mortgage Loans in Loan Group II-2

Initial Rate Cap (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
5.000	876	$546,247,331	99.73%
6.000	2	1,471,749	0.27
Total	878	$547,719,080	100.00%

Non Zero Weighted Average Initial Rate Cap:		5.003%

Gross Margin of the Mortgage Loans in Loan Group II-2

Gross Margins (%)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
2.001 - 2.500	876	$546,747,080	99.82%
2.501 - 3.000	2	972,000	0.18
Total	878	$547,719,080	100.00%

Weighted Average Gross Margin:		2.251%

Interest Only Feature of the Mortgage Loans in Loan Group II-2

Interest Only Feature	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
None	60	$37,014,259	6.76%
10 Years	818	510,704,822	93.24
Total	878	$547,719,080	100.00%

Original Prepayment Penalty Term of the Mortgage Loans in Loan Group II-2

Original Prepayment Penalty Term (Months)	Number of Mortgage Loans	Aggregate Scheduled Principal Balance Outstanding as of Cut-off Date	% of Mortgage Loans
None	482	$308,808,126	56.38%
6 Months	2	1,102,500	0.20
12 Months	179	109,410,723	19.98
36 Months	131	79,346,998	14.49
60 Months	84	49,050,733	8.96
Total	878	$547,719,080	100.00%